PRUDENTIAL INVESTMENT PORTFOLIOS 7

PGIM Jennison Value Fund (the Fund)

Supplement dated October 1, 2024, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

As of October 1, 2024, the Fund’s contractual expense limitation will be lowered and the Fund’s management and subadvisory fees will be lowered. To reflect these changes, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective October 1, 2024:

1.In the section of the Prospectus and Summary Prospectus entitled “Fund Fees and Expenses,” the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Z	Class R6

Management fee	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and service (12b-1) fees	0.30%	1.00%	0.75%	None	None

Other expenses	0.17%	0.51%	0.30%	0.20%	0.07%

Total annual Fund operating expenses	0.91%	1.95%	1.49%	0.64%	0.51%

Fee waiver and/or expense reimbursement	(0.04)%	(0.04)%	(0.29)%	(0.04)%	(0.07)%

Total annual Fund operating expenses after fee waiver and/or	0.87%	1.91%	1.20%	0.60%	0.44%
expense reimbursement(1)(2)(3)

(1)PGIM Investments LLC (“PGIM Investments”) has contractually agreed, through December 31, 2025, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.44% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. This waiver may not be terminated prior to December 31, 2025, without the prior approval of the Fund’s Board of Trustees.

(2)Expense information in the table has been restated to reflect current fees.

(3)The distributor of the Fund has contractually agreed through December 31, 2025 to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to December 31, 2025 without the prior approval of the Fund’s Board of Trustees.

LR1482

2.In the section of the Prospectus and Summary Prospectus entitled “Fund Fees and Expenses” the expense example table is deleted in its entirety and replaced with the following table:

	If Shares Are Redeemed				If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$634	$820	$1,022	$1,605	$634	$820	$1,022	$1,605

Class C	$294	$608	$1,048	$2,001	$194	$608	$1,048	$2,001

Class R	$122	$443	$786	$1,755	$122	$443	$786	$1,755

Class Z	$61	$201	$353	$795	$61	$201	$353	$795

Class R6	$45	$156	$278	$634	$45	$156	$278	$634

3.In the section of the SAI entitled “MANAGEMENT & ADVISORY ARRANGEMENTS-MANAGER” the rates in the Management Fee Rates table with respect to the Fund are hereby deleted and replaced with the following:

Effective October 1, 2024:

0.44% of average daily net assets up to $1 billion;

0.42% of average daily net assets from $1 billion to $3 billion; 0.40% of average daily net assets from $3 billion to $5 billion; 0.39% of average daily net assets from $5 billion to $10 billion; 0.38% of average daily net assets over $10 billion.

Prior to October 1, 2024:

0.60% to $500 million of average daily net assets;

0.50% on the next $500 million of average daily net assets; 0.475% on the next $500 million of average daily net assets; 0.45% over $1.5 billion of average daily net assets.

4.In the section of the SAI entitled “MANAGEMENT & ADVISORY ARRANGEMENTS-SUBADVISORY ARRANGEMENTS” the rates in the Fund Subadvisers & Fee Rates table with respect to the Fund are hereby deleted and replaced with the following:

Effective October 1, 2024:

0.22% of average daily net assets up to $1 billion;

0.21% of average daily net assets from $1 billion to $3 billion; 0.20% of average daily net assets from $3 billion to $5 billion; 0.195% of average daily net assets from $5 billion to $10 billion; 0.19% of average daily net assets over $10 billion.

Prior to October 1, 2024:

0.30% to $500 million of average daily net assets;

0.238% on the next $500 million of average daily net assets; 0.214% on the next $500 million of average daily net assets; 0.191% over $1.5 billion of average daily net assets.

LR1482